                                                                    EXHIBIT 32.2

                                                                                                  EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly  Report of MACC Private Equities Inc. (the
"Company")  on Form 10-Q for the quarter  ended June 30, 2004, as filed with the
United  States  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"),  I,  David R.  Schroder,  Chief  Financial  Officer  of the  Company,
certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

                                       /s/ David R. Schroder
                                       -----------------------------------------
                                       David R. Schroder,
                                       Chief Financial Officer

August 13, 2004